UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 27, 2018

UNIFIRST CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-08504	04-2103460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (978) 658-8888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 27, 2018, UniFirst Corporation (the “Company”) entered into a Stock Repurchase Agreement (the “Repurchase Agreement”) with The Queue Limited Partnership, The Marie Croatti RC Trust - 2006, The Marie Croatti CC Trust - 2006, The Marie Croatti CL Trust - 2006, The Marie Croatti FC Trust - 2006 and Marie Croatti (collectively, the “Sellers”) pursuant to which the Company repurchased (the “Repurchase”) an aggregate of 1,104,510 shares of Class B Common Stock, par value $0.10 per share, of the Company and 73,000 shares of Common Stock, par value $0.10 per share, of the Company for a price per share equal to $124.00. In connection with the Repurchase, the Sellers and certain of their affiliates agreed for a period of 90 days not to sell shares of the Company’s stock, subject to certain exceptions. Cynthia Croatti, Executive Vice President, Treasurer and Director of the Company, is President, Director and a shareholder of the general partner of The Queue Limited Partnership and is the daughter of Marie Croatti, the trustee and beneficiary of The Marie Croatti RC Trust - 2006, The Marie Croatti CC Trust - 2006, The Marie Croatti CL Trust - 2006 and The Marie Croatti FC Trust - 2006.

The description of the Repurchase Agreement is qualified in its entirety by reference to the Repurchase Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. Additional information regarding the Repurchase is set forth in the press release (the “Press Release”) attached as Exhibit 99 to this Current Report on Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.

On March 28, 2018, the Company issued a Press Release announcing financial results for the second quarter of fiscal 2018, which ended on February 24, 2018. A copy of the Press Release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Stock Repurchase Agreement, dated as of March 27, 2018, by and among the Company and the Sellers

99	Press release of the Company dated March 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIFIRST CORPORATION

Date: March 28, 2018	By:	/s/ Steven S. Sintros
	Name:	Steven S. Sintros
	Title:	President and Chief Executive Officer

	By:	/s/ Shane O’Connor
	Name:	Shane O’Connor
	Title:	Senior Vice President and Chief Financial Officer